UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	January 20, 2006

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

        On January 20, 2006, Erroll B. Davis, Jr. submitted his resignation as a director and Chairman of the Board of Directors (the “Board”) of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company (together, the “Company”) effective February 1, 2006. Mr. Davis has accepted a position as Chancellor of the University System of Georgia. In connection with such resignation, the Company considers the Employment Agreement, originally dated April 21, 1998, and amended and restated on March 29, 1999 and March 26, 2004, between Alliant Energy Corporation and Mr. Davis (the “Employment Agreement”), terminated effective February 1, 2006, except, however, for those provisions that survive termination, including provisions obligating Mr. Davis to avoid disclosing confidential information about the Company.

        The termination of the Employment Agreement will trigger a payment of $104,000 from Alliant Energy Corporation to Mr. Davis. This amount represents, on a pro-rated basis, the maximum short-term incentive compensation Mr. Davis would have been eligible to receive for 2006. All other payments due to Mr. Davis as a result of his termination of employment are payable pursuant to the terms of other applicable arrangements and are not impacted by the termination of the Employment Agreement.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On January 20, 2006, Mr. Davis submitted his resignation as a director and Chairman of the Board of the Company effective February 1, 2006. Mr. Davis was chairman of the Executive Committee of the Board.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: January 20, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
INTERSTATE POWER AND LIGHT COMPANY
Date: January 20, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer
WISCONSIN POWER AND LIGHT COMPANY
Date: January 20, 2006	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and
Chief Accounting Officer